   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 2000
                                                      REGISTRATION NO. 333-78019
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                   INTUIT INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                  7372                      77-0034661
(State or other jurisdiction of          (Primary Standard Industrial       (I.R.S. employer
 incorporation or organization)           Classification Code Number)      identification no.)

                             ----------------------

                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 944-6000
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                             CATHERINE L. VALENTINE
             VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY
                                   INTUIT INC.
                          2632 MARINE WAY, M.S. 7-1154
                                  P.O. BOX 7850
                      MOUNTAIN VIEW, CALIFORNIA 94039-7850
                                 (650) 944-6656
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                                   Copies to:
                            GORDON K. DAVIDSON, ESQ.
                            KENNETH A. LINHARES, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                           PALO ALTO, CALIFORNIA 94306
                                 (650) 494-0600

                              --------------------


        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                              --------------------

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

================================================================================

The offering contemplated by this Registration Statement has terminated. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 1 to deregister the number of shares originally registered by the Registration Statement that remained unsold as of the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on September 12, 2000.


                                        INTUIT INC.

                                        By: /s/ Greg J. Santora
                                           -------------------------
                                           Greg J. Santora
                                           Senior Vice President and
                                           Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

NAME                                             TITLE                              DATE
----                                             -----                              ----
PRINCIPAL EXECUTIVE OFFICER:

/s/ Stephen M. Bennett                  President, Chief Executive Officer    September 12, 2000
-------------------------------------   and Director
Stephen M. Bennett

PRINCIPAL FINANCIAL OFFICER AND
PRINCIPAL ACCOUNTING OFFICER:

/s/ Greg J. Santora                     Senior Vice President and Chief       September 12, 2000
-------------------------------------   Financial Officer
Greg J. Santora

ADDITIONAL DIRECTORS:

/s/ William V. Campbell*                Chairman of the Board of Directors    September 12, 2000
-------------------------------------
William V. Campbell

/s/ Scott D. Cook*                      Chairman of the Executive Committee   September 12, 2000
-------------------------------------   of the Board of Directors
Scott D. Cook

/s/ Christopher W. Brody*               Director                              September 12, 2000
-------------------------------------
Christopher W. Brody

/s/ L. John Doerr*                      Director                              September 12, 2000
-------------------------------------
L. John Doerr

/s/ Donna L. Dubinsky*                  Director                              September 12, 2000
-------------------------------------
Donna L. Dubinsky

/s/ Michael R. Hallman*                 Director                              September 12, 2000
-------------------------------------
Michael R. Hallman

/s/ William H. Harris, Jr.*             Director                              September 12, 2000
-------------------------------------
William H. Harris, Jr.

/s/ Burton J. McMurtry*                 Director                              September 12, 2000
-------------------------------------
Burton J. McMurtry

*  By Greg J. Santora, Attorney-in Fact



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